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                                                                   EXHIBIT 4-A

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
             INCORPORATED UNDER THE LAWS                                       COMMON STOCK
              OF THE STATE OF DELAWARE                                        PAR VALUE $.01


- ---------                                          [VERITAS DGC INC. LOGO]                                          ---------
 NUMBER                                                                                                              SHARES
- ---------                                                                                                           ---------


          THIS CERTIFICATE IS TRANSFERABLE                                        CUSIP 92343P 10 7
           IN NEW YORK, N.Y. OR DALLAS, TX                               SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                            AND RESTRICTIONS ON TRANSFER

                                                      VERITAS DGC INC.


          ---------------------------------------------------------------------------------------------------
          This Certifies that

                                                        SPECIMEN
          is the owner of
          ---------------------------------------------------------------------------------------------------
                                 FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

          Veritas DGC Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the
          Certificate of Incorporation of the Corporation (copies of which are on file with each Transfer
          Agent and Registrar), as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by a Transfer Agent and Registrar.

          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized
          officers.                                                                                                     [SEAL]


                                                                Dated:

                 /s/ STEPHEN J. LUDLOW                          COUNTERSIGNED AND REGISTERED
                     PRESIDENT                                      CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                          TRANSFER AGENT AND REGISTRAR

                 /s/ RENE VANDENBRAND                            By
                     SECRETARY                                             AUTHORIZED SIGNATURE
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        The Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the
Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or any
Transfer Agent and Registrar.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM  -- as tenants in common
        TEN ENT  -- as tenants by the entireties
        JT TEN   -- as joint tenants with right of survivorship and not
                    as tenants in common

    Additional abbreviations may also be used though not in the above list.

             UNIF GIFT MIN ACT -- ___________ Custodian _____________
                                     (Cust)                 (Minor)
                                  under Uniform Gifts to Minors
                                  Act ___________
                                        (State)

  For Value Received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________ Shares
of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint _______________________________________________ Attorney
to transfer the same on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________

                                    NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
                                        x
                                         --------------------------------------
                                                       (SIGNATURE)

                                        x
                                         --------------------------------------
                                                       (SIGNATURE)

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
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SIGNATURE(S) GUARANTEED BY:


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